Exhibit 99.1

TCF Financial Corporation

2004 TCF Analyst Day

1)    General Strategic Overview & Business Update

William A. Cooper

Chairman & CEO

Lynn A. Nagorske

President & COO

2)    Corporate Profile

At June 30, 2004

•      $11.9 billion financial holding company headquartered in Minnesota is the 51st largest1 bank in the U.S. based on asset size and 40th largest1 based on market cap ($4.1 billion)

•      411 bank branches, 237 branches opened since January 1, 1998 - 27th largest2 branch network in the country.  Fourth largest2 bank branch growth (1999 to 2003)

•      1,121 TCF EXPRESS TELLER® ATMs, 652 off-site

•      1.5 million checking accounts

•      One of the largest Visa® Classic debit card issuers

•      Annualized return to investors3: 1 year 49.7%, 3 years 10.7%, 5 years 18.9%, 10 years 24.2%

1  Source: Citigate Financial Intelligence

2  Source: American Banker; January 15, 2004

3  Source: SIT Investment Associates, Inc.

3)    Corporate Profile

At June 30, 2004

•      Bank branches located in six states: Minnesota, Illinois, Michigan, Wisconsin, Colorado and Indiana.

	At 6/30/04	At 1/1/98
Traditional	170	156
Supermarket	241	61
Total	411	217

Minnesota	100	75
Illinois	192	47
Michigan	57	60
Wisconsin	34	28
Colorado	22	7
Indiana	6	—
Total	411	217

4)    What Makes TCF Different

•      Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services [open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, debit cards, phone banking, TCF Totally Free OnlineSM banking (675,000 Internet banking accounts), etc.]

•      De Novo Expansion

TCF is increasing its market share through de novo expansion:

•      Opening new branches

•      Starting new businesses

•      Offering new products and services

5)    What Makes TCF Different

•      Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•      Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•      Stock Buy-Back

TCF has purchased 25.9 million shares since 1/1/98 at an average cost of $33.94 per share.

6)    Key Statistics

As of June 30, 2004

	YTD 2004		Prior Year Change Inc./(Dec.)
Net income (millions)	$125.9		$5.5	4.5%
Diluted EPS	$1.82		$.14	8.3%
ROA	2.15%			13	bps
ROE	26.82%			187	bps

Stock price-close	$58.05		$18.21	45.7%
Market cap (billions)	$4.1		$1.2	42.0%
P/E (trailing four quarters)	18.20	X
Price to book value	4.3	X

bps - basis points

7)    TCF vs. Top 50 Banks* - Return on Assets

Quarter Ended June 30, 2004

TCF FINANCIAL CORP	TCB	2.20%
U S BANCORP	USB	2.19%
MELLON FINANCIAL CORP	MEL	2.13%
FIFTH THIRD BANCORP	FITB	1.91%
SYNOVUS FINANCIAL CP	SNV	1.86%
NATIONAL CITY CORP	NCC	1.80%
NORTH FORK BANCORPORATION	NFB	1.78%
FIRST HORIZON NATIONAL CORP	FHN	1.75%
MARSHALL & ILSLEY CORP	MI	1.69%
WELLS FARGO & CO	WFC	1.68%
ASSOCIATED BANC CORP	ASBC	1.67%
PNC FINANCIAL SVCS GROUP INC	PNC	1.66%
MERCANTILE BANKSHARES CORP	MRBK	1.62%
CITY NATIONAL CORP	CYN	1.59%
CHARTER ONE FINANCIAL INC	CF	1.56%
BB&T CORP	BBT	1.55%
NATIONAL COMMERCE FINANCIAL	NCF	1.50%
BANK OF NEW YORK CO INC	BK	1.49%
COMERICA INC.	CMA	1.49%
SOUTHTRUST CORP	SOTR	1.49%
BANK ONE CORP	ONE	1.47%
UNIONBANCAL CORP	UB	1.46%
HIBERNIA CORP -CL A	HIB	1.46%
M & T BANK CORP	MTB	1.45%
COMMERCE BANCSHARES INC	CBSH	1.45%
AMSOUTH BANCORPORATION	ASO	1.41%
HUNTINGTON BANCSHARES	HBAN	1.36%
BANKNORTH GROUP INC	BNK	1.36%
REGIONS FINL CORP	RF	1.35%
BANK OF AMERICA CORP	BAC	1.34%
POPULAR INC	BPOP	1.33%
COMPASS BANCSHARES INC	CBSS	1.33%
SKY FINANCIAL GR	SKYF	1.33%
BOK FINANCIAL CORP	BOKF	1.32%
NORTHERN TRUST CORP	NTRS	1.28%
HUDSON CITY BANCORP	HCBK	1.28%
WACHOVIA CORP	WB	1.27%
CITIGROUP INC	C	1.22%
SOVEREIGN BANCORP INC	SOV	1.22%
ZIONS BANCORPORATION	ZION	1.21%
WESTCORP	WES	1.16%
SUNTRUST BANKS INC	STI	1.15%
KEYCORP	KEY	1.13%
WEBSTER FINANCIAL CORP	WBS	1.12%
COMMERCE BANCORP INC/NJ	CBH	1.03%
COLONIAL BANCGROUP	CNB	1.01%
STATE STREET CORP	STT	0.98%
NEW YORK CMNTY BANCORP INC	NYB	0.61%
FIRST CITIZENS	FCNCA	0.53%
J P MORGAN CHASE & CO	JPM	0.35%
UNION PLANTERS CORP	UPC	0.15%

AVERAGE		1.39%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

8)    TCF vs. Top 50 Banks* - Return on Equity

Quarter Ended June 30, 2004

TCF FINANCIAL CORP	TCB	27.68%
FIRST HORIZON NATIONAL CORP	FHN	25.50%
NORTH FORK BANCORPORATION	NFB	22.92%
U S BANCORP	USB	21.90%
FIFTH THIRD BANCORP	FITB	21.00%
CHARTER ONE FINANCIAL INC	CF	20.50%
AMSOUTH BANCORPORATION	ASO	20.31%
COMMERCE BANCORP INC/NJ	CBH	19.86%
WELLS FARGO & CO	WFC	19.60%
COMPASS BANCSHARES INC	CBSS	19.17%
MELLON FINANCIAL CORP	MEL	18.90%
ASSOCIATED BANC CORP	ASBC	18.87%
POPULAR INC	BPOP	18.79%
BANK ONE CORP	ONE	18.70%
BANK OF AMERICA CORP	BAC	18.53%
HUNTINGTON BANCSHARES	HBAN	18.40%
MERCANTILE BANKSHARES CORP	MRBK	18.14%
MARSHALL & ILSLEY CORP	MI	17.92%
SOUTHTRUST CORP	SOTR	17.75%
SYNOVUS FINANCIAL CP	SNV	17.60%
PNC FINANCIAL SVCS GROUP INC	PNC	17.41%
WESTCORP	WES	17.36%
BANK OF NEW YORK CO INC	BK	17.14%
CITY NATIONAL CORP	CYN	17.07%
HUDSON CITY BANCORP	HCBK	16.98%
NORTHERN TRUST CORP	NTRS	16.91%
CITIGROUP INC	C	16.69%
HIBERNIA CORP -CL A	HIB	16.11%
STATE STREET CORP	STT	15.70%
WACHOVIA CORP	WB	15.49%
SOVEREIGN BANCORP INC	SOV	15.36%
COMERICA INC.	CMA	15.35%
SKY FINANCIAL GR	SKYF	15.25%
REGIONS FINL CORP	RF	15.04%
J P MORGAN CHASE & CO	JPM	15.00%
UNIONBANCAL CORP	UB	14.81%
SUNTRUST BANKS INC	STI	14.39%
BOK FINANCIAL CORP	BOKF	14.36%
COMMERCE BANCSHARES INC	CBSH	14.09%
BB&T CORP	BBT	14.07%
COLONIAL BANCGROUP	CNB	14.04%
KEYCORP	KEY	13.97%
ZIONS BANCORPORATION	ZION	13.93%
BANKNORTH GROUP INC	BNK	13.54%
NATIONAL CITY CORP	NCC	13.41%
WEBSTER FINANCIAL CORP	WBS	13.40%
M & T BANK CORP	MTB	13.12%
NATIONAL COMMERCE FINANCIAL	NCF	12.77%
FIRST CITIZENS	FCNCA	6.42%
NEW YORK CMNTY BANCORP INC	NYB	5.48%
UNION PLANTERS CORP	UPC	1.57%

AVERAGE		16.44%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

9)    Total Market Returns*

At June 30, 2004

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	49.71%	10.67%	18.91%	24.19%
S&P MidCap Index	27.98%	6.58%	9.05%	15.47%
Dow Jones Industrial Average	18.54%	1.83%	.86%	13.32%
S&P Bank Composite	15.44%	4.33%	1.25%	11.96%
S&P 500 Index	19.11%	(.70)%	(2.20)%	11.83%
Bank One Corp	39.99%	14.98%	(.28)%	9.45%
Fifth Third Bancorp	(4.28)%	(1.84)%	5.66%	19.95%
US Bancorp	18.00%	10.90%	3.28%	24.22%
Wells Fargo & Company	17.34%	10.06%	8.56%	18.77%

*   Assumes dividend reinvestment

Source:  SIT Investment Associates, Inc.

10)  Consumer Home Equity Lending +22%*

Loan-to-value

	12/00	12/01	12/02	12/03	6/04
	($ millions)

80% or less	$971.7	$1,178.8	$1,488.5	$1,816.7	$1,989.3
Over 80 to 90%	$648.2	$802.1	$1,028.2	$1,370.5	$1,568.8
Over 90 to 100%	$486.5	$396.3	$385.0	$361.4	$392.6
Over 100%	$45.6	$66.6	$53.9	$39.5	$34.7

Total	$2,152	$2,444	$2,956	$3,588	$3,985

Portion of loans >90% of property value is $34.7 million

*    Twelve-month growth rate

11)  Consumer Home Equity Loans

At June 30, 2004

•      68% loans, 32% lines of credit

•      62% variable rate (prime based) and 38% fixed rate

•      67% are 1st mortgages, 33% are 2nd mortgages

•      Average home value of $190,670

•      Yield 5.99%

•      Over-30-day delinquency rate ..36%

•      Net charge-offs: 2004= .08%* , 2003= .11%

•      Average loan-to-value 74%

•      Average FICO score 714

*                 Annualized

12)  Commercial Lending +5%*

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Commercial Real Estate	$1,371.9	$1,622.5	$1,835.8	$1,916.7	$1,997.4
Commercial Business	$410.4	$422.4	$440.1	$427.7	$445.3

Total	$1,782	$2,045	$2,276	$2,344	$2,443

*    Twelve-month growth rate

13)  Commercial Loans

At June 30, 2004

•      Commercial real estate

•      25% apartment loans

•      20% office building loans

•      6% hotel loans

•      Commercial business — $445 million

•      Yield 5.17%

•      Over-30-day delinquency rate ..02%

•      Net charge-offs: 2004= 0%, 2003= .09%

•      Approximately 98% of all commercial loans secured

•      CRE location mix: 91% Midwest, 9% Other

14)  Checking Accounts +8%*

	12/00	12/01	12/02	12/03	6/04
	(000s)

Supermarket Branches	417	499	552	611	642
Traditional Branches	714	750	786	833	861

Total	1,131	1,249	1,338	1,444	1,503

*    Twelve-month growth rate

15)  Fee Revenue Per Retail Checking Account

	2000	2001	2002	2003	6/04*
	(In Dollars)

Fee Revenue per Retail Checking Account	$190	$209	$218	$223	$227

*     Trailing twelve months

16)  Small Business Checking Deposits +21%*

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Small Business Checking Deposits	$253	$313	$380	$461	$512

# of accounts	69,179	79,865	91,385	102,557	108,780

*     Twelve-month growth rate

17)  Campus Banking

At June 30, 2004

•      Alliances with:

•      University of Minnesota

•      University of Michigan

•      St. Cloud State University in MN

•      Minnesota State University - Mankato

•      Northern Illinois University - Dekalb

•      Saginaw Valley State University in MI

•      Brown College in MN

•      Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•      81,000 total checking accounts

•      $99.7 million in deposits

18)  New Products and Services

•      TCF Premier Checking PlusSM

•      TCF Miles PlusSM Card

•      TCF Check CashingSM

•      TCF Express CoinSM Service coin counters

•      TCF Command ProtectionSM Plan

•      Monthly payments

•      Another source of fee revenue

•      Medical equipment leasing

19)  Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ in 000s)

		YTD 2004
	Balance	Income	%
Commercial Lending	$2,392	$14,488	12%
Consumer Lending	4,079	29,003	23
Leasing and Equipment Finance	1,240	16,764	13
Mortgage Banking	99	322	—
Total Power Assets®	$7,810	60,577	48

Traditional Branches (170)	$6,135	35,350	28
Supermarket Branches (241)	1,621	16,988	14
Total Power Liabilities®	$7,756	52,338	42
Total Power Assets & Liabilities		112,915	90
Equity		12,871	10
Total Power Businesses		125,786	100
Treasury Services and Other		93	—
Net Income		$125,879	100%

20)  Interest Rate Risk, Mortgage Banking & Capital

Neil W. Brown

Chief Financial Officer & Treasurer

21)  Net Interest Income

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$106.8	$113.8	$124.5	$122.4	$118.5
Second Quarter	$110.2	$119.3	$124.3	$119.8	$122.4
Third Quarter	$110.7	$122.4	$123.8	$119.9	$—
Fourth Quarter	$110.8	$125.7	$126.6	$119.1	$—

Total	$439	$481	$499	$481	$241

Net Interest Margin:	4.35%	4.51%	4.71%	4.54%	4.52	%*

*     Year-to-date

22)  TCF vs. Top 50 Banks* - Net Interest Margin

Quarter Ended June 30, 2004

WESTCORP	WES	5.02%
WELLS FARGO & CO	WFC	4.83%
TCF FINANCIAL CORP	TCB	4.53%
CITY NATIONAL CORP	CYN	4.49%
COMMERCE BANCORP INC/NJ	CBH	4.29%
U S BANCORP	USB	4.28%
NATIONAL CITY CORP	NCC	4.26%
NORTH FORK BANCORPORATION	NFB	4.26%
SYNOVUS FINANCIAL CP	SNV	4.24%
MERCANTILE BANKSHARES CORP	MRBK	4.24%
ZIONS BANCORPORATION	ZION	4.20%
BB&T CORP	BBT	4.02%
HIBERNIA CORP -CL A	HIB	4.00%
UNIONBANCAL CORP	UB	3.98%
COMMERCE BANCSHARES INC	CBSH	3.85%
NATIONAL COMMERCE FINANCIAL	NCF	3.84%
NEW YORK CMNTY BANCORP INC	NYB	3.83%
ASSOCIATED BANC CORP	ASBC	3.80%
COMERICA INC.	CMA	3.77%
POPULAR INC	BPOP	3.77%
SKY FINANCIAL GR	SKYF	3.69%
M & T BANK CORP	MTB	3.67%
BANKNORTH GROUP INC	BNK	3.66%
UNION PLANTERS CORP	UPC	3.65%
MARSHALL & ILSLEY CORP	MI	3.61%
COLONIAL BANCGROUP	CNB	3.61%
COMPASS BANCSHARES INC	CBSS	3.58%
KEYCORP	KEY	3.57%
FIFTH THIRD BANCORP	FITB	3.54%
REGIONS FINL CORP	RF	3.53%
SOUTHTRUST CORP	SOTR	3.51%
BOK FINANCIAL CORP	BOKF	3.46%
AMSOUTH BANCORPORATION	ASO	3.44%
WACHOVIA CORP	WB	3.37%
FIRST CITIZENS	FCNCA	3.33%
FIRST HORIZON NATIONAL CORP	FHN	3.32%
HUNTINGTON BANCSHARES	HBAN	3.32%
BANK ONE CORP	ONE	3.30%
BANK OF AMERICA CORP	BAC	3.26%
SOVEREIGN BANCORP INC	SOV	3.25%
PNC FINANCIAL SVCS GROUP INC	PNC	3.18%
SUNTRUST BANKS INC	STI	3.13%
CHARTER ONE FINANCIAL INC	CF	3.08%
WEBSTER FINANCIAL CORP	WBS	3.02%
CITIGROUP INC	C	2.69%
HUDSON CITY BANCORP	HCBK	2.65%
MELLON FINANCIAL CORP	MEL	2.24%
J P MORGAN CHASE & CO	JPM	2.19%
BANK OF NEW YORK CO INC	BK	2.08%
NORTHERN TRUST CORP	NTRS	1.60%
STATE STREET CORP	STT	1.13%

AVERAGE		3.53%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

23)      Interest Rate Risk Management

Cumulative One Year Positive Gap

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Adjusted Gap	$(215)	$242	$1,110	$161	$1,015

Adjusted Gap as a % of Total Assets	(1.9)%	2.1%	9.1%	1.4%	8.5%

24)      Rising Rate Scenario

($ millions)

What happens to 1-year gap if rates increase 50 bps?

June 30, 2004 - Base (8.5%)	$1,015
Loans releasing from floors	416
Decrease in assumed prepayments	(201)
Other	(200)
June 30, 2004 - Up 50 bps (8.6%)	$1,030

25)      Falling Rate Scenario

($ millions)

What happens to 1-year gap if rates decrease 50 bps?

June 30, 2004 - Base (8.5%)	$1,015
Additional floor benefit	(1,221)
Increase in assumed prepayments	324
June 30, 2004 - Down 50 bps (1.0%)	$119

26)      Federal Reserve Rate Change

($ millions)

What was the impact of the June 30, 2004 Fed rate change?

Consumer loans repriced	$1,729
Commercial loans repriced	866
Total	2,595

Deposits repriced	(180)
Debt repriced	(570)
Total	(750)

Net assets repriced	$1,845

27)      Securities Available for Sale and Residential Portfolios

Ending Balance

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Securities available for sale portfolio*	$1,419	$1,575	$2,355	$1,524	$1,611
Residential portfolio	3,674	2,733	1,800	1,213	1,092
Total	$5,093	$4,308	$4,155	$2,737	$2,703

Rate:	7.05%	6.76%	6.25%	5.55%	5.47%

*            Based on historical amortized cost

28)      Summary of Consumer and Commercial Loans

($ millions)

	At June 30, 2004
	Consumer		Commercial		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total

Variable-rate loans:
Immediately reprice if rate index increases	$2,115	53%	$889	36%	$3,004	47%
Other	364	9	233	10	597	9

Total variable-rate loans	2,479	62	1,122	46	3,601	56

Adjustable-rate loans	—	—	909	37	909	14
Fixed-rate loans	1,546	38	412	17	1,958	30

Total fixed- and adjustable-rate loans	1,546	38	1,321	54	2,867	44

Total consumer and commercial loans	$4,025	100%	$2,443	100%	$6,468	100%

29)      Power Liabilities®

Average Balance

($ millions)

	2Q04		2Q03
	Balance	Rate	Balance	Rate
Checking	$3,597.08%		$3,042.03%
Savings	1,983.32		2,154.43
Money market	799.37		897.53
Total core	6,379.19		6,093.24
Certificates	1,468	1.77	1,826	2.59
Total Power Liabilities	$7,847.49%		$7,919.79%

30)      Mortgage Banking

31)      Mortgage Banking

At June 30, 2004

•                       Total loans serviced - $4.8 billion

•                       Weighted average note rate of 5.83%

•                       MSR net book value - $51.3 million

•                       MSR as a percentage of servicing portfolio - 1.08%

•                       2004 loans funded - $587.2 million

•                       Mortgage applications in process - $308.4 million

32)      Mortgage Banking

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Third party servicing portfolio	$3,971	$4,679	$5,576	$5,123	$4,768
MSR asset, net	$40.1	$58.3	$62.6	$52.0	$51.3

MSR/Servicing:	1.01%	1.25%	1.12%	1.02%	1.08%

33)      Mortgage Originations

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Retail	$206.2	$748.5	$1,063.6	$1,358.5	$354.1
Wholesale	$611.2	$1,887.7	$1,834.5	$1,676.4	$233.1
Total	$817	$2,636	$2,898	$3,035	$587

Home Purchases %	80.7%	40.5%	32.5%	25.6%	44.7%

34)      Capital

35)      Bank Subordinated Debt Issue-10Y/NC5

•                       $75 million, with a coupon of 5.00%, issued by TCF National Bank

•                       Proceeds paid to holding company and will be used for general corporate purposes, which may include repurchases of TCF stock

•                       10 year maturity

•                       TCF can call quarterly after 5 years

•                       If not called, reprices quarterly at LIBOR +163 bps

•                       Tier II Regulatory Capital

36)      Risk-Based Capital

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Actual	$826	$834	$851	$842	$952
Minimum Requirement	$570	$593	$622	$628	$666
Well Capitalized Requirement	$712	$741	$777	$785	$833

Tier 1:	10.66%	10.24%	9.96%	9.75%	9.57%
Total:	11.59%	11.26%	10.95%	10.73%	11.43%

Excess:	$113.5	$93.2	$73.6	$57.4	$119.3

37)      Share Repurchase Program

	1998	1999	2000	2001	2002	2003	6/04
	(000s)

Shares Purchased:	7,549	4,092	3,244	3,670	3,108	3,459	753

Shares Outstanding:	85,569	81,944	80,289	76,932	73,856	70,476	69,788

Average Purchase Price:	$27.94	$25.93	$22.76	$40.34	$47.62	$43.46	$54.28

38)      Dividend History +15%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Dividends Paid	$.30	$.36	$.47	$.61	$.73	$.83	$1.00	$1.15	$1.30	$1.50	[2]

Dividend payout ratio:	35%	30%	28%	35%	36%	35%	37%	37%	43%	41%

10-year compounded annual growth rate 20%

Ranks 3rd of the Top 50 Banks1

*          Annual growth rate (‘04 vs. ‘03)

1               Source:  Citigate Financial Intelligence

2               Annualized, subject to Board of Directors approval

39)      Stock Split (two-for-one)

•                       Declared - August 3, 2004

•                       Record date - August 13, 2004

•                       Payable - September 3, 2004

•                       Increases TCF’s common shares issued and outstanding from approximately 70 million shares to approximately 140 millions shares

•                       Stock split history

•                  November 1995

•                  November 1997

•                  August 2004

40)      Return to Shareholders1 +24%*

Period Ending

	Index Value
	6/30/94	6/30/95	6/30/96	6/30/97	6/30/98	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03	6/30/04
	($)

TCF Financial Corporation	$100.00	$143.93	$205.98	$311.98	$379.52	$368.23	$349.84	$646.71	$701.24	$585.44	$877.12
S&P 500	$100.00	$126.26	$159.19	$214.48	$280.05	$343.61	$369.18	$315.22	$258.30	$259.55	$309.37
SNL All Bank & Thrift Index	$100.00	$116.24	$157.00	$241.00	$336.58	$353.17	$293.04	$390.51	$386.39	$412.14	$487.70

1               Assumes $100 invested June 30, 1994 with dividends reinvested

*            Annualized return since 6/30/94

Source:  SNL Securities LC

41)      Card Products

Earl D. Stratton

Chief Information Officer

42)      Card Revenue

	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$6.0	$8.1	$10.2	$13.2	$13.5
Second Quarter	$7.1	$9.3	$11.8	$14.8	$16.0
Third Quarter	$7.5	$10.1	$12.1	$12.9	$—
Fourth Quarter	$8.2	$10.1	$13.1	$12.1	$—

Total	$28.8	$37.6	$47.2	$53.0	$29.5

Sales volume:	$2,025	$2,560	$3,216	$3,899	$2,259	*

Average off-line interchange rate:	1.53%	1.55%	1.55%	1.43%	1.39	%*

*            Year-to-date

43)      Customer Payment Activity

(Volume # in 000’s)

	June 2003	June 2004	% Increase/ Decrease

Checks	10,713	10,057	-6.1%
ATM	3,804	3,867	1.6%
ACH	2,636	3,636	37.9%
Card Purchases	9,120	10,699	17.3%

44)      New Premier Checking Account

•                       Product Purpose

•                                Expand target market with a competitive interest bearing checking account

•                                Acquisition of new accounts

•                                Retention of maturing existing customer base

•                                Increase share of wallet

•                                Increase Power Liabilities®

•                       Primary Market

•                                Middle and high income households ($75,000 and up)

45)      New Premier Checking Account

•                       Features

•                                Free online banking

•                                Free bill pay service

•                                Free checks

•                                Free check card

•                                Free foreign ATM transactions (2 per month)

•                                Free travelers checks, money orders, cashiers checks

•                                Access to premier savings products (tiered interest)

46)      TCF Miles Plus Credit CardSM

•                       Premier checking account combined with a non-revolving rewards credit card.

•                       Free miles credit card (no annual fee)

•                       Higher minimum deposit to open ($2,500)

•                       Minimum balance requirement ($5,000)

•                       Targets high spend travel rewards card users

•                                83% of travel reward cards do not revolve

•                                Frustrated with frequent flyer miles blackout periods

47)      TCF Miles Plus Credit CardSM

•                       Features

•                                Same as premier checking product

•                                Payment automatically deducted from premier checking account 15 days after statement date

•                                Credit card limit is tiered based on FICO score

•                                Online access to month-to-date purchases

48)      TCF Miles Plus Credit CardSM

•                       Miles Plus Rewards description

•                                No annual or monthly fee

•                                $1 spent = 1 point

•                                Travel any airline

•                                No limited availability

•                                No blackout dates

•                                Average ticket 25,000 points (you choose flight and cost in points)

•                                Points do not expire

•                                Merchandise available instead of travel

49)      Credit Quality

Paul B. Brawner

Senior Credit Officer

50)      Allowance for Loan & Lease Losses

	12/00		12/01		12/02		12/03		6/04
	($ millions)

Allowance for Loan & Lease Losses	$66.7		$75.0		$77.0		$76.6		$80.0
Net Charge-offs (NCO)	$3.9		$12.5		$20.0		$12.9		$2.6

As a % of Loans & Leases:
Allowance	.78%		.91%		.95%		.92%		.90%
NCO	.05%		.15%		.25%		.16%		.06	%*
Coverage Ratio	17.3	X	6.0	X	3.8	X	5.9	X	15.3	X*

*                 Annualized

51)      Net Charge-offs by Business Line

	2000	2001	2002	2003	YTD 2004*

Consumer	.12%	.13%	.15%	.10%	.07%
Commercial real estate	(.02)	—	.12	.07	—
Commercial business	(.15)	.06	1.35	.18	.03
Leasing and equipment finance	.33	1.00	.80	.69	.21
Residential real estate	—	—	—	.01	.01
Total	.05	.15	.25	.16	.06

*                 Annualized

52)      Delinquencies (over 30-day)*

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Delinquencies	$58.9	$46.8	$46.3	$38.7	$38.9

Delinquencies (percent)	.69%	.57%	.57%	.47%	.44%

*                 Excludes non-accrual loans and leases

53)      Non-Performing Assets

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Non-Accrual Loans and Leases	$35.2	$52.0	$43.6	$35.4	$36.7
Real Estate Owned	$10.9	$14.6	$26.6	$33.5	$19.9
Total	$46.1	$66.6	$70.2	$68.9	$56.6

Reserves/NAs:	189%	144%	176%	216%	218%
NPAs/Assets:	.41%	.59%	.58%	.61%	.47%

54)      Potential Problem Loans

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Consumer	$—	$.6	$4.5	$—	$—
Commercial real estate	$3.5	$15.0	$30.2	$20.3	$28.0
Commercial business	$11.8	$41.2	$33.4	$12.7	$15.0
Leasing and Equipment finance	$4.6	$15.1	$15.3	$15.1	$32.8

Total	$19.9	$71.9	$83.4	$48.1	$75.8

55)      TCF vs. Top 50 Banks* - Net Charge-Offs

Six Months Ended June 30, 2004

NEW YORK CMNTY BANCORP INC	NYB	—%
HUDSON CITY BANCORP	HCBK	—%
NORTHERN TRUST CORP	NTRS	.01%
CITY NATIONAL CORP	CYN	.02%
MERCANTILE BANKSHARES CORP	MRBK	.04%
TCF FINANCIAL CORP	TCB	.06%
MARSHALL & ILSLEY CORP	MI	.08%
WEBSTER FINANCIAL CORP	WBS	.10%
NORTH FORK BANCORPORATION	NFB	.12%
WACHOVIA CORP	WB	.14%
UNIONBANCAL CORP	UB	.17%
ZIONS BANCORPORATION	ZION	.18%
SYNOVUS FINANCIAL CP	SNV	.19%
ASSOCIATED BANC CORP	ASBC	.20%
BANKNORTH GROUP INC	BNK	.20%
COMMERCE BANCORP INC/NJ	CBH	.21%
M & T BANK CORP	MTB	.21%
COLONIAL BANCGROUP	CNB	.21%
CHARTER ONE FINANCIAL INC	CF	.24%
SUNTRUST BANKS INC	STI	.24%
NATIONAL COMMERCE FINANCIAL	NCF	.25%
REGIONS FINL CORP	RF	.25%
BANK OF NEW YORK CO INC	BK	.27%
FIRST CITIZENS	FCNCA	.28%
BOK FINANCIAL CORP	BOKF	.30%
SOUTHTRUST CORP	SOTR	.32%
FIRST HORIZON NATIONAL CORP	FHN	.32%
HIBERNIA CORP	HIB	.34%
NATIONAL CITY CORP	NCC	.36%
AMSOUTH BANCORPORATION	ASO	.37%
SKY FINANCIAL GR	SKYF	.38%
BB&T CORP	BBT	.39%
HUNTINGTON BANCSHARES	HBAN	.40%
COMMERCE BANCSHARES INC (KC)	CBSH	.46%
PNC FINANCIAL SVCS GROUP INC	PNC	.48%
SOVEREIGN BANCORP INC	SOV	.49%
COMMERCIAL FEDERAL CORP	CFB	.49%
FIFTH THIRD BANCORP	FITB	.49%
COMPASS BANCSHARES INC	CBSS	.54%
COMERICA INC.	CMA	.61%
BANK ONE CORP	ONE	.64%
WELLS FARGO & CO	WFC	.66%
POPULAR INC	BPOP	.67%
KEYCORP	KEY	.70%
BANK OF AMERICA CORP	BAC	.72%
U S BANCORP	USB	.72%
J P MORGAN CHASE & CO	JPM	.74%
UNION PLANTERS CORP	UPC	1.01%
CITIGROUP INC	C	1.78%
WESTCORP	WES	1.95%

Weighted Average		.74%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Source:  Citigate Financial Intelligence

56)      TCF vs. Top 50 Banks* - Loan Loss Coverage

Six Months Ended June 30, 2004

(Multiple)

HUDSON CITY BANCORP	HCBK	1927.86	X
NORTHERN TRUST CORP	NTRS	88.69	X
CITY NATIONAL CORP	CYN	86.09	X
MERCANTILE BANKSHARES CORP	MRBK	47.01	X
MARSHALL & ILSLEY CORP	MI	18.02	X
TCF FINANCIAL CORP	TCB	15.30	X
WEBSTER FINANCIAL CORP	WBS	13.97	X
UNIONBANCAL CORP	UB	11.23	X
WACHOVIA CORP	WB	9.71	X
NORTH FORK BANCORPORATION	NFB	8.65	X
ASSOCIATED BANC CORP	ASBC	8.31	X
COMMERCE BANCORP INC/NJ	CBH	8.18	X
M & T BANK CORP	MTB	8.00	X
SYNOVUS FINANCIAL CP	SNV	7.60	X
ZIONS BANCORPORATION	ZION	7.55	X
BANKNORTH GROUP INC	BNK	7.14	X
BOK FINANCIAL CORP	BOKF	6.00	X
BANK OF NEW YORK CO INC	BK	5.86	X
COLONIAL BANCGROUP	CNB	5.72	X
REGIONS FINL CORP	RF	5.47	X
FIRST CITIZENS	FCNCA	5.33	X
CHARTER ONE FINANCIAL INC	CF	5.30	X
NATIONAL COMMERCE FINANCIAL	NCF	5.26	X
HIBERNIA CORP	HIB	5.10	X
SUNTRUST BANKS INC	STI	4.90	X
SOUTHTRUST CORP	SOTR	4.55	X
NATIONAL CITY CORP	NCC	3.95	X
SKY FINANCIAL GR	SKYF	3.70	X
COMMERCE BANCSHARES INC (KC)	CBSH	3.57	X
BB&T CORP	BBT	3.57	X
FIRST HORIZON NATIONAL CORP	FHN	3.53	X
AMSOUTH BANCORPORATION	ASO	3.50	X
HUNTINGTON BANCSHARES	HBAN	3.49	X
PNC FINANCIAL SVCS GROUP INC	PNC	3.37	X
BANK ONE CORP	ONE	3.15	X
FIFTH THIRD BANCORP	FITB	3.13	X
COMERICA INC.	CMA	3.02	X
KEYCORP	KEY	2.97	X
BANK OF AMERICA CORP	BAC	2.83	X
POPULAR INC	BPOP	2.82	X
SOVEREIGN BANCORP INC	SOV	2.72	X
COMPASS BANCSHARES INC	CBSS	2.71	X
U S BANCORP	USB	2.56	X
COMMERCIAL FEDERAL CORP	CFB	2.55	X
WELLS FARGO & CO	WFC	2.48	X
J P MORGAN CHASE & CO	JPM	2.37	X
WESTCORP	WES	1.42	X
CITIGROUP INC	C	1.38	X
UNION PLANTERS CORP	UPC	1.36	X

Weighted Average		2.44	X

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/04

Allowance at 6/30/04 divided by annualized year-to-date net charge-offs.

Source:  Citigate Financial Intelligence

57)      New Branch Expansion & Banking Operations

Barry N. Winslow

CEO & President

TCF National Bank

58)      Total New Branches1

	12/98	12/99	12/00	12/01	12/02	12/03	6/04	2004 Forecast	2005 Plan
	(#)

Supermarket	99	133	153	174	184	186	189	197	205
Traditional	6	7	10	16	28	42	48	64	87
Total	105	140	163	190	212	228	237	261	292

% of total	38.5%	45.8%	49.4%	53.5%	55.5%	56.9%	57.7%	60.0%	62.7%

1                    Branches opened since January 1, 1998

59)      Branch Growth - Select Peers

Bank branch growth from 1999 to 20031

# of New Branches
TCF Financial Corp.[2]	81
Fifth Third	(30)
Bank One	(121)
U.S. Bancorp	(108)
Wells Fargo	(229)

Total Top 50 Banks	(1,977)

1                    Source: American Banker, January 15, 2004

2                    Fourth largest in bank branch growth

60)      2004 & 2005 New Branch Expansion

	2004			2005
	(#)

	Supermarket		Traditional	Supermarket		Traditional
Minnesota	3		1	2		2
Lakeshore	1		6	2		8
Michigan	—		7	—		8
Colorado	7		8	4		5
Total	11		22	8		23
Total		33			31

61)      New Branch1 Total Deposits +17%*

	12/98	12/99	12/00	12/01	12/02	12/03	6/04
	($ millions)

Deposits	$190	$344	$594	$744	$1,088	$1,225	$1,366

1                    Branches opened since January 1, 1998

*                 Twelve-month growth rate

62)      New Branch1 Total Checking Accounts +20%*

	12/98	12/99	12/00	12/01	12/02	12/03	6/04
	(000s)

Checking Accounts	98	189	250	340	408	492	539

1                    Branches opened since January 1, 1998

*                 Twelve -month growth rate

63)      New Branch1 Banking Fees & Other Revenue2 +23%*

	1998	1999	2000	2001	2002	2003	2004
	($ millions)

First Quarter	$.8	$6.9	$11.8	$17.8	$21.8	$27.0	$32.2
Second Quarter	$3.2	$9.5	$15.2	$21.8	$27.6	$32.8	$41.4
Third Quarter	$4.5	$10.8	$16.4	$22.3	$28.5	$33.5	$—
Fourth Quarter	$5.8	$11.9	$17.4	$23.5	$29.8	$32.8	$—

Total	$14	$39	$61	$85	$108	$126	$74

1                    Branches opened since January 1, 1998

2                    Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

*                 Twelve-month growth rate

64)      Retail Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	Net Income* ($ 000s)

Supermarket Branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional Branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

Capital Expenditure:  $209,000 Supermarket branch, $3 million Traditional branch

*                 Excludes consumer lending

65)      New Branch Banking Strategies

•                                 Fill-in near Jewels in Chicago

•                                 Maintain 2-3 year land bank

•                                 Expanding mature branch revitalization program

•                                 Future emphasis on traditional branches

66)      Leasing Operations

Craig R. Dahl

EVP, TCF Financial Corporation

President of TCF Leasing, Inc.

67)      Leasing and Equipment Finance +21%*

	12/00	12/01	12/02	12/03	6/04
	($ millions)

Leasing and Equipment Finance	$856	$957	$1,039	$1,160	$1,309

*                 Twelve-month growth rate

68)      Leasing and Equipment Finance

At June 30, 2004

•                                Equipment type

•                        30% manufacturing and construction

•                        18% technology and data processing

•                        17% specialty vehicle

•                        11% medical

•                        24% other

•                                Yield 7.03%

•                                Uninstalled backlog of $202.1 million; up $46.9 million from year-end 2003

•                                Acquired VGM Leasing, Inc., specializing in home medical equipment financing in March 2004

•                                Over-30-day delinquency rate 1.22%

•                                Net charge-offs: 2004= .21%*, 2003= .69%

•                                $18.8 million leveraged lease with a major airline

*                 Annualized

69)      Leasing and Equipment Finance

Power Assets®

($ 000s)

	6/30/04	12/31/03	Change
Manufacturing	$232,187	$198,321	$33,866
Technology and data processing	231,921	249,515	(17,594)
Specialty vehicles	223,399	225,073	(1,674)
Construction	157,718	133,104	24,614
Medical	145,155	33,462	111,693
Trucks and trailers	79,739	89,262	(9,523)
Furniture and fixtures	54,833	54,052	781
Printing	43,009	38,977	4,032
Material handling	28,166	27,111	1,055
Aircraft	22,741	23,965	(1,224)
Other	90,296	87,555	2,741
Total	$1,309,164	$1,160,397	$148,767

70)      Leasing and Equipment Finance

Summary of Operations

($ 000s)

For the Six Months Ended June 30:	2004	2003	Change
Net interest income	$26,668	$21,591	$5,077
Provision for credit losses	2,910	4,102	(1,192)
Non-interest income	22,786	25,064	(2,278)
Non-interest expense	20,486	19,701	785
Pre-tax income	26,058	22,852	3,206
Income tax expense	9,294	8,470	824
Net Income	$16,764	$14,382	$2,382

ROA	2.58%	2.62%

71)      NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Dec-93	$8.50	$.17
Dec-94	$10.31	$.25
Dec-95	$16.56	$.30
Dec-96	$21.75	$.36
Dec-97	$33.94	$.47
Dec-98	$24.19	$.61
Dec-99	$24.88	$.73
Dec-00	$44.56	$.83
Dec-01	$47.98	$1.00
Dec-02	$43.69	$1.15
Dec-03	$51.35	$1.30
Jun-04	$58.05	$1.50	(annualized)

72)      Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting policies and guidelines, or monetary, fiscal or tax policies of the federal or state governments; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage banking business, which could adversely affect earnings; and results of litigation or other significant uncertainties.  Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

Total fees associated with usage of retail and small business checking accounts divided by the average number of retail and small business checking accounts.

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.